UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-01545
Eaton Vance Special Investment Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report October 31, 2010

EATON VANCE SHORT TERM REAL RETURN FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if available) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Short Term Real Return Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Thomas H. Luster, CFA
Portfolio Manager

Stewart D. Taylor
Portfolio Manager
•	The period from the Fund’s commencement of operations on April 1, 2010, to October 31, 2010, was characterized by a struggling economic recovery, falling interest rates and significantly less volatility in the credit markets. Economic growth decelerated during the period; U.S. gross domestic product (GDP) grew at an annualized rate of 3.7% in the first quarter of 2010, but slowed to 1.7% in the second quarter, according to the U.S. Department of Commerce. Estimates for the third quarter indicated an annualized increase in GDP of 2.5%.
•	Throughout the period, the Federal Reserve Board (the Fed) held policy rates between 0.00% and 0.25%, acknowledging the slow pace of economic recovery and employment, as well as the relative stability of the inflation outlook. The Fed also announced plans to institute a second round of quantitative easing, which entails purchasing U.S. Treasury securities in an effort to accelerate economic recovery.

•	Since Eaton Vance Short Term Real Return Fund (the Fund)[1] was launched, inflation expectations have responded to both macro economic forces and Fed policy. As the economy slowed heading into mid-year, expectations declined sharply. But as the market began to anticipate a new round of quantitative easing, expectations rebounded strongly, ending just below their level at the time of the Fund’s inception.
•	The floating-rate loan market, as measured by the S&P/LSTA Leveraged Loan Index, returned 3.63% for the period from April 1, 2010, to October 31, 2010. Performance was driven by a strengthened supply/ demand balance and improving market outlook.
Management Discussion
•	From its inception on April 1, 2010 to October 31, 2010, the Fund’s Class A and Class I shares registered positive total returns in line with that of their benchmark, the BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury Index (the Index).[2] Positive contributions to performance included security selection and rising inflation expectations, which benefited the Fund’s Treasury Inflation-Protected Securities (TIPS) portfolio and Consumer Price Index (CPI) swaps.
Total Return Performance
4/1/10 – 10/31/10

Class A3	3.22%
Class C3	2.66
Class I3	3.25
BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury Index[2]	3.22
Lipper Treasury Inflation Protected Securities Funds Average[2]	8.40

See page 2 for more performance information.

[1]	The Fund seeks to achieve its objective by primarily allocating assets among one or more of the following registered investment companies sponsored by the Eaton Vance organization that invest in different asset classes: Floating Rate Portfolio, Inflation-Linked Securities Portfolio and Investment Portfolio (the Portfolios). The Fund’s portfolio managers, taking market and other factors into consideration, determine the percentage of the Fund’s assets invested in each Portfolio. The Fund may also invest directly in securities or other investments to gain exposure to sectors of the market the investment adviser believes may not be represented or are underrepresented by the Portfolios, to hedge certain Portfolios and/or to otherwise manage the exposures of the Fund.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund. Index performance and Lipper Averages are available as of month end only and are shown from 3/31/10.

[3]	Returns are cumulative. These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value. Absent an expense reimbursement, performance would have been lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Short Term Real Return Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	Conversely, the Fund’s shorter duration versus the Index detracted from performance. Because real rates for 1-5 year TIPS fell during the period, the Fund benefited but the Index benefited more.
Portfolio Composition
Asset Allocation
By the Fund’s pro-rated share of each Portfolio’s total investments plus the Fund’s direct investments in securities and derivatives. Derivative positions are reflected at their unrealized appreciation (depreciation).

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

Eaton Vance Short Term Real Return Fund as of October 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class I of the Fund with that of the BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury Index, an unmanaged index of U.S. Treasury Inflation Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than five years. The lines on the graph represent the total returns of a hypothetical investment of $250,000 in each of Class I and the BofA Merrill Lynch U.S. 1-5 Year Inflation-Linked Treasury Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*	Source: Lipper Inc. Class I of the Fund commenced investment operations on 4/1/10.

A $250,000 hypothetical investment at net asset value in Class A shares and Class C shares on 4/1/10 (commencement of operations) would have been valued at $258,046 ($245,758 at the maximum offering price) and $256,654 ($254,154 after deduction of 1% CDSC), respectively, on 10/31/10.

A $10,000 hypothetical investment at net asset value in Class A shares and Class C shares on 4/1/10 (commencement of operations) would have been valued at $10,322 ($9,830 at the maximum offering price) and $10,266 ($10,166 after deduction of 1% CDSC), respectively, on 10/31/10.

It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Performance[1]	Class A	Class C	Class I
Share Class Symbol	EARRX	ECRRX	EIRRX

Cumulative Total Returns (at net asset value)

Life of Fund†	3.22%	2.66%	3.25%

SEC Cumulative Total Returns (including sales charge or applicable CDSC)

Life of Fund†	-1.70%	1.66%	3.25%

†	Inception Dates — Class A, Class C and Class I: 4/1/10

[1]	Cumulative Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable CDSC for Class C shares. If sales charges were deducted, performance would be lower. SEC Cumulative Total Return for Class A reflects the maximum 4.75% sales charge. SEC return for Class C reflects a 1% CDSC for the first year. Class I shares are offered at net asset value. Absent an expense reimbursement, performance would have been lower.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I

Gross Expense Ratio	1.27%	2.02%	1.02%
Net Expense Ratio	1.15%	1.90%	0.90%

[2]	Source: Prospectus dated 4/7/10, as supplemented. Net Expense Ratio reflects a contractual expense reimbursement that continues through February 28, 2012. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this expense reimbursement, performance would have been lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Short Term Real Return Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Short Term Real Return Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Class A	$1,000.00	$1,019.40	$5.85	**
Class C	$1,000.00	$1,014.60	$9.65	**
Class I	$1,000.00	$1,019.60	$4.58	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.40	$5.85	**
Class C	$1,000.00	$1,015.60	$9.65	**
Class I	$1,000.00	$1,020.70	$4.58	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15% for Class A shares, 1.90% for Class C shares and 0.90% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010. The Example reflects expenses of both the Fund and the Portfolios.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

Eaton Vance Short Term Real Return Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Investments in Affiliated Portfolios — 98.6%

Security		Value

Inflation-Linked Securities Portfolio (identified cost, $19,510,395)		$19,653,620
Floating Rate Portfolio (identified cost, $12,962,950)		13,256,364

Total Investments in Affiliated Portfolios
(identified cost $32,473,345)
		$32,909,984

Short-Term Investments — 1.0%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(1)(2)	$324	$324,339

Total Short-Term Investments
(identified cost $324,339)(3)		$324,339

Total Investments — 99.6%
(identified cost $32,797,684)		$33,234,323

Other Assets, Less Liabilities — 0.4%		$118,631

Net Assets — 100.0%		$33,352,954

(1)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(2)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC for the period from the start of business, April 1, 2010 to October 31, 2010 was $213.

(3)	Cost for federal income taxes is the same.

See notes to financial statements

Eaton Vance Short Term Real Return Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investment in affiliated Portfolios, at value (identified cost, $32,473,345)	$32,909,984
Affiliated investment, at value (identified cost, $324,339)	324,339
Interest receivable from affiliated investment	60
Receivable for Fund shares sold	76,366
Receivable for open swap contracts	127,033
Receivable from affiliate	13,273

Total assets	$33,451,055

Liabilities

Payable for open swap contracts	$6,800
Payable for Fund shares redeemed	258
Distributions payable	47,759
Payable to affiliates:
Investment adviser fee	187
Distribution and service fees	1,435
Trustees’ fees	42
Accrued expenses	41,620

Total liabilities	$98,101

Net Assets	$33,352,954

Sources of Net Assets

Paid-in capital	$32,499,059
Accumulated net realized gain	314,431
Accumulated distributions in excess of net investment income	(17,408)
Net unrealized appreciation	556,872

Total	$33,352,954

Class A Shares

Net Assets	$4,640,567
Shares Outstanding	455,157
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.20
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.71

Class C Shares

Net Assets	$848,603
Shares Outstanding	83,289
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.19

Class I Shares

Net Assets	$27,863,784
Shares Outstanding	2,735,014
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.19

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Period Ended
October 31, 2010(1)

Investment Income

Interest allocated from Portfolios	$219,402
Interest allocated from affiliated investment	218
Expenses allocated from affiliated investment	(5)
Expenses allocated from Portfolios	(83,250)

Net investment income from Portfolios	$136,365

Expenses

Investment adviser fee	$548
Administration fee	13,744
Distribution and service fees
Class A	2,109
Class C	1,441
Trustees’ fees and expenses	292
Custodian fee	11,060
Transfer and dividend disbursing agent fees	4,575
Legal and accounting services	26,343
Printing and postage	8,547
Registration fees	59,202
Miscellaneous	8,620

Total expenses	$136,481

Deduct —
Waiver of fees and reimbursement of expenses by affiliate	$132,931

Total expense reductions	$132,931

Net expenses	$3,550

Net investment income	$132,815

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions allocated from affiliated investments	$6
Swap contracts	(8,418)
Net realized gain (loss) allocated from Portfolios —
Investment transactions	315,949
Foreign currency transactions	(88,335)

Net realized gain	$219,202

Change in unrealized appreciation (depreciation) —
Swap contracts	$120,233
Change in unrealized appreciation (depreciation) allocated from Portfolios —
Investments	418,910
Foreign currency	17,729

Net change in unrealized appreciation (depreciation)	$556,872

Net realized and unrealized gain	$776,074

Net increase in net assets from operations	$908,889

(1)	For the period from the start of business, April 1, 2010, to October 31, 2010.

See notes to financial statements

Eaton Vance Short Term Real Return Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statement of Changes in Net Assets

Increase (Decrease)	Period Ended
in Net Assets	October 31, 2010(1)

From operations —
Net investment income	$132,815
Net realized gain from investment transactions, swap contracts and foreign currency transactions	219,202
Net change in unrealized appreciation (depreciation) from investments, swap contracts and foreign currency	556,872

Net increase in net assets from operations	$908,889

Distributions to shareholders —
From net investment income
Class A	$(12,234)
Class C	(1,044)
Class I	(135,130)

Total distributions to shareholders	$(148,408)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,760,777
Class C	895,571
Class I	27,187,810
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	11,714
Class C	735
Class I	1,901
Cost of shares redeemed
Class A	(207,406)
Class C	(58,629)

Net increase in net assets from Fund share transactions	$32,592,473

Net increase in net assets	$33,352,954

Net Assets

At beginning of period	$—

At end of period	$33,352,954

Accumulated distributions in excess of net investment income

At end of period	$(17,408)

(1)	For the period from the start of business, April 1, 2010, to October 31, 2010.

See notes to financial statements

Eaton Vance Short Term Real Return Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Period Ended
	October 31, 2010(1)

Net asset value — Beginning of period	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.077
Net realized and unrealized gain	0.242

Total income from operations	$0.319

Less Distributions

From net investment income	$(0.119)

Total distributions	$(0.119)

Net asset value — End of period	$10.200

Total Return(3)	3.22	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,641
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.15	%(6)(7)
Net investment income	1.30	%(7)
Portfolio Turnover of the Fund(8)	1	%(4)
Portfolio Turnover of Inflation-Linked Securities Portfolio	309	%(4)
Portfolio Turnover of Floating Rate Portfolio	39%

(1)	For the period from the start of business, April 1, 2010, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	The investment adviser of a Portfolio and the investment adviser and the administrator of the Fund reimbursed expenses (equal to 1.48% of average daily net assets for the period from the start of business, April 1, 2010, to October 31, 2010).

(7)	Annualized.

(8)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

See notes to financial statements

Eaton Vance Short Term Real Return Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Period Ended
	October 31, 2010(1)

Net asset value — Beginning of period	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.033
Net realized and unrealized gain	0.232

Total income from operations	$0.265

Less Distributions

From net investment income	$(0.075)

Total distributions	$(0.075)

Net asset value — End of period	$10.190

Total Return(3)	2.66	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$849
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.90	%(6)(7)
Net investment income	0.55	%(7)
Portfolio Turnover of the Fund(8)	1	%(4)
Portfolio Turnover of Inflation-Linked Securities Portfolio	309	%(4)
Portfolio Turnover of Floating Rate Portfolio	39%

(1)	For the period from the start of business, April 1, 2010, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	The investment adviser of a Portfolio and the investment adviser and the administrator of the Fund reimbursed expenses (equal to 1.48% of average daily net assets for the period from the start of business, April 1, 2010, to October 31, 2010).

(7)	Annualized.

(8)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

See notes to financial statements

Eaton Vance Short Term Real Return Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Period Ended
	October 31, 2010(1)

Net asset value — Beginning of period	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.086
Net realized and unrealized gain	0.236

Total income from operations	$0.322

Less Distributions

From net investment income	$(0.132)

Total distributions	$(0.132)

Net asset value — End of period	$10.190

Total Return(3)	3.25	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$27,864
Ratios (as a percentage of average daily net assets):
Expenses(5)	0.90	%(6)(7)
Net investment income	1.47	%(7)
Portfolio Turnover of the Fund(8)	1	%(4)
Portfolio Turnover of Inflation-Linked Securities Portfolio	309	%(4)
Portfolio Turnover of Floating Rate Portfolio	39%

(1)	For the period from the start of business, April 1, 2010, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	The investment adviser of a Portfolio and the investment adviser and the administrator of the Fund reimbursed expenses (equal to 1.48% of average daily net assets for the period from the start of business, April 1, 2010, to October 31, 2010).

(7)	Annualized.

(8)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes investment activity of the Portfolios.

See notes to financial statements

Eaton Vance Short Term Real Return Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Short Term Real Return Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund commenced operations on April 1, 2010. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is real return (real return is defined as total return less the estimated cost of inflation (typically measured by the change in an official inflation measure)). The Fund currently pursues its objective by investing substantially all of its investable assets in interests in the following two Portfolios managed by Eaton Vance Management (EVM) or its affiliates: Inflation-Linked Securities Portfolio and Floating Rate Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Inflation-Linked Securities Portfolio and Floating Rate Portfolio (99.9% and 0.2%, respectively, at October 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Inflation-Linked Securities Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of Floating Rate Portfolio’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by Inflation-Linked Securities Portfolio is discussed in Note 1A of Inflation-Linked Securities Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Additional valuation policies for Floating Rate Portfolio are as follows: The Portfolio’s investments are primarily in interests in senior floating-rate loans (Senior Loans) of domestic and foreign issues. Interests in Senior Loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ

Eaton Vance Short Term Real Return Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

In addition to investing in the Portfolios, the Fund may invest directly in securities or other instruments. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. Interest rate and inflation swaps, as invested directly by the Fund, are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Interest income on direct investments in securities is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s initial period of operations from April 1, 2010 to October 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The

Eaton Vance Short Term Real Return Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Interest Rate Swaps — In an interest rate swap, the Fund either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

I  Inflation Swaps — In an inflation swap, the Fund makes fixed-rate payments in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

J  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the basis of identified cost.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the period from the start of business on April 1, 2010 to October 31, 2010 was as follows:

Period Ended
October 31, 2010

Distributions declared from:
Ordinary income	$148,408

During the period ended October 31, 2010, accumulated net realized gain was increased by $95,229, accumulated distributions in excess of net investment income was increased by $1,815 and paid-in capital was decreased by $93,414 due to differences between book and tax accounting, primarily for swap contracts, mixed straddles, defaulted bond interest and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$317,215
Net unrealized appreciation	$584,439
Other temporary differences	$(47,759)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, defaulted bond interest, partnership allocations and the timing of recognizing distributions to shareholders.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.50% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ investment adviser fee. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the period from the start of business on April 1, 2010 to October 31, 2010, the Fund’s allocated portion of the

Eaton Vance Short Term Real Return Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

investment adviser fees paid by the Portfolios totaled $43,258 and the investment adviser fees paid by the Fund on Investable Assets amounted to $548. For the period ended October 31, 2010, the Fund’s investment adviser fee, including the investment adviser fees allocated from the Portfolios, was 0.47% (annualized) of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the period ended October 31, 2010, the administration fee amounted to $13,744.

EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.15%, 1.90% and 0.90% annually of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2012. Pursuant to this agreement, EVM waived fees and reimbursed expenses of $132,931 for the period ended October 31, 2010.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the period ended October 31, 2010, EVM earned $21 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $2,304 as its portion of the sales charge on sales of Class A shares for the period ended October 31, 2010. EVD also received distribution and service fees from Class A and Class C shares (see Note 4).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the period ended October 31, 2010 amounted to $2,109 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the period ended October 31, 2010, the Fund paid or accrued to EVD $1,084 for Class C shares representing 0.75% (annualized) of the average daily net assets of Class C shares. At October 31, 2010, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $51,000.

The Class C Plan also authorizes the Fund to make payments of service fees to EVD, financial intermediaries and other persons equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the period ended October 31, 2010 amounted to $357 for Class C shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the period ended October 31, 2010, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.

6   Investment Transactions

For the period ended October 31, 2010, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Inflation-Linked Securities Portfolio	$19,379,148	$80,967
Floating-Rate Portfolio	12,947,252	135,854

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Eaton Vance Short Term Real Return Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Period Ended
Class A	October 31, 2010(1)

Sales	474,564
Issued to shareholders electing to receive payments of distributions in Fund shares	1,158
Redemptions	(20,565)

Net increase	455,157

Period Ended
Class C	October 31, 2010(1)

Sales	89,096
Issued to shareholders electing to receive payments of distributions in Fund shares	73
Redemptions	(5,880)

Net increase	83,289

Period Ended
Class I	October 31, 2010(1)

Sales	2,734,826
Issued to shareholders electing to receive payments of distributions in Fund shares	188

Net increase	2,735,014

(1)	For the period from the start of business, April 1, 2010, to October 31, 2010.

At October 31, 2010, EVM owned 81% of the value of the outstanding shares of the Fund.

8   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2010 is as follows:

Inflation Swaps

					Net
					Unrealized
	Notional	Fund	Fund	Termination	Appreciation
Counterparty	Amount	Pays	Receives	Date	(Depreciation)

Barclays Bank PLC	$3,000,000	1.270%	Return on CPI-U (NSA)	7/29/13	$1,499

Citibank NA	1,000,000	1.520%	Return on CPI-U (NSA)	4/8/12	(6,800)

Citibank NA	1,500,000	1.280%	Return on CPI-U (NSA)	10/1/13	6,150

Credit Suisse	3,500,000	1.185%	Return on CPI-U (NSA)	7/23/13	10,500

Credit Suisse	3,500,000	1.210%	Return on CPI-U (NSA)	7/27/13	8,050

					$19,399

CPI-U (NSA) - Consumer Price Index All Urban Non-Seasonally Adjusted

Interest Rate Swaps

		Fund
		Pays/
		Receives	Floating	Annual		Net
	Notional	Floating	Rate	Fixed	Termination	Unrealized
Counterparty	Amount	Rate	Index	Rate	Date	Appreciation

Barclays Bank PLC	$1,000,000	Pays	3 month USD-LIBOR-BBA	1.283%	4/8/12	$13,030

Citibank NA	1,500,000	Pays	3 month USD-LIBOR-BBA	0.593%	10/1/12	3,374

Citibank NA	3,500,000	Pays	3 month USD-LIBOR-BBA	0.812%	7/23/12	28,892

Credit Suisse	3,000,000	Pays	3 month USD-LIBOR-BBA	0.853%	7/29/12	27,011

Credit Suisse	3,500,000	Pays	3 month USD-LIBOR-BBA	0.810%	7/27/12	28,527

						$100,834

At October 31, 2010, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund enters into interest rate and inflation swap agreements to swap nominal interest payments with respect to its investments in floating-rate debt (including floating-rate loans) for payments based on changes in the U.S. Consumer Price Index or other measures of inflation.

The Fund enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a

Eaton Vance Short Term Real Return Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

liability position. At October 31, 2010, the fair value of derivatives with credit-related contingent features in a net liability position was $6,800.

The non-exchange traded derivatives in which the Fund invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2010, the maximum amount of loss the Fund would incur due to counterparty risk was $127,033, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $74,088. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2010 was as follows:

	Fair Value

Derivative	Asset Derivative	Liability Derivative

Swap Contracts	$127,033(1)	$(6,800	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized appreciation.

(2)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized appreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the period ended October 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Swap Contracts	$(8,418)	$120,233

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts.

The average notional amount of swaps outstanding during the period ended October 31, 2010, which is indicative of the volume of this derivative type, was approximately $14,286,000.

9   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Investments in Affiliated Portfolios	$32,905,886	$—	$—	$32,905,886
Short-Term Investments	—	324,339	—	324,339

Total Investments	$32,905,886	$324,339	$—	$33,230,225

Swap contracts	$—	$127,033	$—	$127,033

Total	$32,905,886	$451,372	$—	$33,357,258

Liability Description

Swap contracts	$—	$(6,800)	$—	$(6,800)

Total	$—	$(6,800)	$—	$(6,800)

Eaton Vance Short Term Real Return Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Short Term Real Return Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Term Real Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of October 31, 2010, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from the start of business, April 1, 2010, to October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Term Real Return Fund as of October 31, 2010, and the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, April 1, 2010, to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2010

Eaton Vance Short Term Real Return Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Inflation-Linked Securities Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS

U.S. Treasury Obligations — 117.6%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Inflation-Protected Notes:
1.625%, 1/15/15(1)(2)	$1,830	$1,983,367
1.875%, 7/15/15(1)	7,267	8,026,084
2.375%, 4/15/11(1)	11,372	11,501,954
3.50%, 1/15/11(1)(2)	1,581	1,592,168

Total U.S. Treasury Obligations
(identified cost $22,960,342)		$23,103,573

Short-Term Investments — 0.6%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(3)(4)	$122	$121,590

Total Short-Term Investments
(identified cost $121,590)		$121,590

Total Investments — 118.2%
(identified cost $23,081,932)		$23,225,163

Other Assets, Less Liabilities — (18.2)%		$(3,570,519)

Net Assets — 100.0%		$19,654,644

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(2)	Security was purchased on a forward commitment basis.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(4)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC for the period from the start of business, April 1, 2010, to October 31, 2010 was $373.

See notes to financial statements

Inflation-Linked Securities Portfolio as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $22,960,342)	$23,103,573
Affiliated investment, at value (identified cost, $121,590)	121,590
Interest receivable	79,783
Interest receivable from affiliated investment	52
Receivable from affiliate	4,098

Total assets	$23,309,096

Liabilities

Payable for investments purchased	$3,608,042
Payable to affiliates:
Investment adviser fee	7,351
Trustees’ fees	47
Accrued expenses	39,012

Total liabilities	$3,654,452

Net Assets applicable to investors’ interest in Portfolio	$19,654,644

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$19,511,413
Net unrealized appreciation	143,231

Total	$19,654,644

Statement of Operations

For the Period Ended
October 31, 2010(1)

Investment Income

Interest	$42,196
Interest allocated from affiliated investment	383
Expenses allocated from affiliated investment	(10)

Total investment income	$42,569

Expenses

Investment adviser fee	$24,446
Trustees’ fees and expenses	328
Custodian fee	11,785
Legal and accounting services	27,102
Miscellaneous	3,407

Total expenses	$67,068

Deduct —
Allocation of expenses to affiliate	$4,098

Total expense reductions	$4,098

Net expenses	$62,970

Net investment loss	$(20,401)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$232,627
Investment transactions allocated from affiliated investment	6

Net realized gain	$232,633

Change in unrealized appreciation (depreciation) —
Investments	$143,231

Net change in unrealized appreciation (depreciation)	$143,231

Net realized and unrealized gain	$375,864

Net increase in net assets from operations	$355,463

(1)	For the period from the start of business, April 1, 2010, to October 31, 2010.

See notes to financial statements

Inflation-Linked Securities Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statement of Changes in Net Assets

Period Ended
Increase (Decrease) in Net Assets	October 31, 2010(1)

From operations —
Net investment loss	$(20,401)
Net realized gain from investment transactions	232,633
Net change in unrealized appreciation (depreciation) from investments	143,231

Net increase in net assets from operations	$355,463

Capital transactions —
Contributions	$19,380,148
Withdrawals	(80,967)

Net increase in net assets from capital transactions	$19,299,181

Net increase in net assets	$19,654,644

Net Assets

At beginning of period	$—

At end of period	$19,654,644

(1)	For the period from the start of business, April 1, 2010, to October 31, 2010.

See notes to financial statements

Inflation-Linked Securities Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Period Ended
	October 31, 2010(1)

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses	1.15	%(2)(3)
Net investment loss	(0.37	)%(2)
Portfolio Turnover	309	%(4)

Total Return	2.50	%(4)

Net assets, end of period (000’s omitted)	$19,655

(1)	For the period from the start of business, April 1, 2010, to October 31, 2010.

(2)	Annualized.

(3)	The investment adviser reimbursed expenses equal to 0.07% of average daily net assets for the period from the start of business, April 1, 2010, to October 31, 2010.

(4)	Not annualized.

See notes to financial statements

Inflation-Linked Securities Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Inflation-Linked Securities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio commenced operations on April 1, 2010. The Portfolio’s investment objective is real return (real return is defined as total return less the estimated cost of inflation (typically measured by the change in an official inflation measure)). The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance Short Term Real Return Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio’s initial period of operations from April 1, 2010 to October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with

Inflation-Linked Securities Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Forward Purchase Commitments — The Portfolio may purchase fixed-income securities on a forward commitment basis with payment and delivery taking place in the future. Forward purchase commitments may be entered into with the intention of acquiring securities or for purposes of investment leverage. In such a transaction, the Portfolio is securing what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment was made. From the time of entering into the transaction until delivery and payment is made at a later date (or until a separate agreement is entered into to sell the securities before the settlement date), the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.45% of the Portfolio’s average daily net assets up to $1 billion, and is payable monthly. On average daily net assets of $1 billion or more, the fee is reduced. For the period ended October 31, 2010, the investment adviser fee was 0.45% (annualized) of the Portfolio’s average daily net assets and amounted to $24,446. Pursuant to a voluntary expense reimbursement, BMR was allocated $4,098 of the Portfolio’s operating expenses for the period ended October 31, 2010.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the period from the start of business, April 1, 2010, to October 31, 2010 were as follows:

Purchases

Investments (non-U.S. Government)	$—
U.S. Government and Agency Securities	62,034,308

$62,034,308

Sales

Investments (non-U.S. Government)	$—
U.S. Government and Agency Securities	39,214,204

$39,214,204

Inflation-Linked Securities Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$23,081,979

Gross unrealized appreciation	$158,667
Gross unrealized depreciation	(15,483)

Net unrealized appreciation	$143,184

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the period ended October 31, 2010.

6   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

U.S. Treasury Obligations	$—	$23,103,573	$—	$23,103,573
Short-Term Investments	—	121,590	—	121,590

Total Investments	$—	$23,225,163	$—	$23,225,163

Inflation-Linked Securities Portfolio as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Inflation-Linked Securities Portfolio:
We have audited the accompanying statement of assets and liabilities of Inflation-Linked Securities Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations, the statement of changes in net assets, and the supplementary data for the period from the start of business, April 1, 2010, to October 31, 2010. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Inflation-Linked Securities Portfolio as of October 31, 2010, and the results of its operations, the changes in its net assets, and the supplementary data for the period from the start of business, April 1, 2010, to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2010

Eaton Vance Short Term Real Return Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on March 15, 2010, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement of the Eaton Vance Short Term Real Return Fund (the “Fund”), a series of Eaton Vance Special Investment Trust, with Eaton Vance Management (the “Adviser”) as well as the investment advisory agreement of the Inflation-Linked Securities Portfolio (the “Portfolio”), one of the portfolios in which the Fund invests, with Boston Management and Research (“BMR”), an affiliate of EVM (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred herein as the “Adviser”). The Board reviewed information furnished for the March 15, 2010 meeting as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Fund directly or indirectly through the Portfolio and the anticipated expense ratio of the Fund;
•	Comparative information concerning fees charged by the Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund and the Portfolio, and concerning fees charged by other advisers for managing funds similar to the Fund and Portfolio;

Information about Portfolio Management

•	Descriptions of the investment management services to be provided to the Fund and the Portfolio, including the investment strategies and processes to be employed;
•	Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation for the Fund, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the Eaton Vance Funds’ brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;
•	The procedures and processes to be used to determine the fair value of Fund and Portfolio assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund and Portfolio, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of the Adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies or descriptions of the Adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the Adviser or the administrator; and
•	The terms of the advisory agreement for the Fund and for the Portfolio.

Eaton Vance Short Term Real Return Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Fund’s investment advisory agreement with EVM, as well as the terms of the investment advisory agreement of the Portfolio with BMR, including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the terms of the advisory agreements for the Fund and the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services to be provided to the Fund by EVM and the Portfolio by BMR.

The Board considered EVM’s and BMR’s management capabilities and investment process with respect to the types of investments to be held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Fund and the Portfolio. In particular, the Board evaluated, where relevant, the abilities and experience of such personnel in investing in real return instruments such as inflation-indexed securities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention expected to be devoted to the Fund and Portfolio by senior management. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, to be payable by the Fund and the Portfolio (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees as compared to a group of similarly managed funds selected by an independent data provider and the Fund’s estimated expense ratio for a one-year period.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser, the Board concluded with respect to the Fund that the management fees proposed to be charged for advisory and related services and the estimated expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits projected to be realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and the Portfolio. The Board considered the level of profits expected to be realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits expected to be realized by the Adviser and its affiliates are reasonable.

Eaton Vance Short Term Real Return Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to share such benefits equitably.

Eaton Vance Short Term Real Return Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust), Floating Rate Portfolio (FRP), Inflation-Linked Securities Portfolio (ILSP) and Investment Portfolio (IP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Armored Wolf” refers to Armored Wolf LLC, “Fox” refers to Fox Asset Management LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolios	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President of the Trust	Trustee of the Trust, FRP and IP since 2007; of ILSP since 2010 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Of the Trust, FRP and IP since 2005 and of ILSP since 2010	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Of the Trust, FRP and IP since 2007 and of ILSP since 2010	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Of the Trust, FRP and IP since 2003 and of ILSP since 2010	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Of the Trust, FRP and IP since 2003 and of ILSP since 2010	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

Eaton Vance Short Term Real Return Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolios	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Of the Trust, FRP and IP since 2008 and of ILSP since 2010	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998; of FRP since 2000; of IP since 2002 and of ILSP since 2010	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee of the Trust, FRP and IP since 2005 and of ILSP since 2010	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

Term of
Office and
Name and	Position(s) with	Length of	Principal Occupation(s)
Year of Birth	the Trust	Service	During Past Five Years

Michael A. Allison 1964	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 23 registered investment companies managed by EVM or BMR.

John Brynjolfsson 1964	Vice President of the Trust	Since 2010	Chief Investment Officer and Managing Director of Armored Wolf since 2008. Formerly, Managing Director at PIMCO (2003-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

J. Scott Craig 1963	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Officer of 17 registered investment companies managed by EVM or BMR.

James H. Evans 1959	Vice President of the Trust	Since 2010	Vice President of EVM and BMR since December 2008. Formerly, Senior Vice President and Senior Portfolio Manager, Tax-Exempt Fixed Income at M.D. Sass (1990-2008). Officer of 25 registered investment companies managed by EVM or BMR.

Gregory R. Greene 1966	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President of IP	Since 2003	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Eaton Vance Short Term Real Return Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
Office and
Name and	Position(s) with	Length of	Principal Occupation(s)
Year of Birth	the Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas H. Luster 1962	Vice President of the Trust and President of ILSP	Vice President of the Trust since 2002 and President of ILSP since 2010	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Michael R. Mach 1947	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 21 registered investment companies managed by EVM or BMR.

Robert J. Milmore 1969	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 1968	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Scott H. Page 1959	President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 10 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President of the Trust	Since 2006	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Craig P. Russ 1963	Vice President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Walter A. Row, III 1957	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President of IP	Since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Ronald Solberg, Ph.D. 1953	Vice President of the Trust	Since 2010	Managing Director of Armored Wolf LLC since 2008. Formerly, Portfolio Manager at Viking Asset Management (2001-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Stewart D. Taylor 1954	Vice President of the Trust and ILSP	Since 2010	Vice President of EVM and BMR. Senior Fixed Income Trader for the Investment Grade Fixed Income Team since 2005. Previously, Senior Vice President with Government Perspectives, LLC and provided institutional fixed income brokerage at Shearson Lehman, Prudential, and Refco (2002-2005). Officer of 18 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	President of IP	Since 2002	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 1961	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005, of FRP and IP since 2008 and of ILSP since 2010	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Eaton Vance Short Term Real Return Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
Office and
Name and	Position(s) with	Length of	Principal Occupation(s)
Year of Birth	the Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary of the Trust, FRP and IP since 2007; and of ILSP since 2010; and Chief Legal Officer of the Trust, FRP and IP since 2008; and of ILSP since 2010	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust, FRP and IP since 2004 and of ILSP since 2010	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser of Inflation-Linked Securities Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Short Term Real Return Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Short Term Real Return Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

4596-12/10	STRRSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice
President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)-(d)
Eaton Vance Short Term Real Return Fund (the “Fund”) is a series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 18 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.
The following tables present the aggregate fees billed to the Fund for the Fund’s initial fiscal period from the commencement of operations on April 1, 2010 to October 31, 2010, by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such period.

Eaton Vance Short Term Real Return Fund
Fiscal Period Ended	10/31/10

Audit Fees	$11,550

Audit-Related Fees(1)	$0

Tax Fees(2)	$10,000

All Other Fees(3)	$500

Total	$22,050

1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/08	12/31/08	11/30/09	12/31/09	10/31/10*

Audit Fees	$32,070	$282,565	$47,600	$227,845	11,550

Audit-Related Fees(1)	$0	$0	$0	$20,150	$0

Tax Fees(2)	$9,600	$130,270	$12,950	$117,870	$10,000

All Other Fees	$0	$0	$5,000	$26,500	$500

Total	$41,670	$412,835	$65,550	$392,365	$22,050

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

*	Series commenced operations on 4/1/2010.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/08	12/31/08	11/30/09	12/31/09	10/31/10*

Registrant(1)	$9,600	$130,270	$17,950	$164,520	$10,500

Eaton Vance(2)	$345,473	$345,473	$260,717	$288,295	$278,901

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.

(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

*	Series commenced operations on 4/1/2010.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Special Investment Trust

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date: December 22, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: December 22, 2010

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date: December 22, 2010